UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
August 17, 2017
Date of Report (Date of earliest event reported):

INTUIT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21180	77-0034661
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Coast Avenue Mountain View, CA 94043
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (650) 944-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On August 22, 2017, Intuit Inc. announced its financial results for the fiscal quarter and year ended July 31, 2017 and provided forward-looking guidance. A copy of the press release is attached to this Report as Exhibit 99.01.
The information in this Report and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.
Effective at the beginning of its first quarter of fiscal 2018, Intuit implemented certain organizational changes to align its segment reporting with its core customers and business partners. The Company is moving the Consumer Ecosystem offering from the Small Business segment into the Consumer Tax segment. The Company also renamed the Consumer Tax, ProConnect, and Small Business segments as the Consumer, Strategic Partner, and Small Business & Self-Employed segments. The new Strategic Partner Group will continue to manage the professional tax offerings while focusing on partners instrumental to the success of Intuit's ecosystem.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On August 22, 2017, Intuit Inc. announced that its Executive Vice President and Chief Financial Officer, R. Neil Williams, provided notice on August 17, 2017 that he will be stepping down from his position with the Company, effective January 31, 2018.
On August 22, 2017, Intuit also announced that the Compensation and Organizational Development Committee of the Company’s Board of Directors on August 19, 2017 approved the appointment of Michelle Clatterbuck, as Executive Vice President and Chief Financial Officer of Intuit, effective February 1, 2018. Ms. Clatterbuck, 49, joined Intuit in March 2003 as a senior finance manager, was promoted to finance director in October 2004, became Vice President of finance for the Professional Tax business in 2006, and led finance for the Consumer Tax Group beginning in September 2012. Ms. Clatterbuck was promoted to Senior Vice President for Intuit’s Consumer Tax Group in August 2016 and has served as acting finance leader for Intuit’s Small Business Group since June 2017. She holds a bachelor’s degree in commerce with a concentration in finance from the University of Virginia.
There is no arrangement or understanding between Ms. Clatterbuck and any other person pursuant to which she was selected as an officer of the Company, and there are no family relationships between Ms. Clatterbuck and any of the Company’s directors or executive officers. There are no transactions involving Ms. Clatterbuck that would be required to be disclosed under Item 404(a) of Regulation S-K. Intuit anticipates entering into an employment agreement with Ms. Clatterbuck in advance of February 1, 2018 and will disclose the terms of that agreement at that time.
A copy of the press release is attached to this Report as Exhibit 99.02.
ITEM 8.01 OTHER EVENTS.
On August 22, 2017, Intuit also announced that its Board of Directors approved a cash dividend of $0.39 per share. The cash dividend will be paid on October 18, 2017 to shareholders of record as of the close of business on October 10, 2017. Future declarations of dividends and the establishment of future record dates and payment dates are subject to the final determination of the Intuit Board of Directors. A copy of the press release announcing the cash dividend is furnished as Exhibit 99.01 to this Report.
In June 2017, the 2017 Cook-Ostby CRUT adopted a stock trading plan related to the sale of up to 2,200,000 shares of Intuit Inc. common stock. Subject to the terms and conditions of this plan, a brokerage firm may periodically gift or sell the shares at predetermined prices from August 2017 through June 2018. Scott D. Cook, co-founder, Board member, and Chairman of the Executive Committee of Intuit Inc., is a trustee of the 2017 Cook-Ostby CRUT. This plan is consistent with the decision of Mr. Cook and his wife to join the Giving Pledge, an organization founded by Bill Gates and Warren Buffett, comprised of individuals who have made a commitment to donate at least one half of their net worth to philanthropy during their lifetime.
In June 2017, Daniel A. Wernikoff, Executive Vice President of Intuit’s Consumer Tax Group, adopted a stock trading plan related to the exercise of 53,000 stock options and the sale of the underlying shares of Intuit Inc. common stock. Subject to the terms and conditions of this plan, a brokerage firm may periodically exercise the stock options and sell the underlying shares at predetermined prices from November 2017 through September 2018.

These trading plans are intended to satisfy the requirements of Rule 10b5-1 of the Exchange Act and were adopted in accordance with Intuit's policies regarding securities transactions. Rule 10b5-1 permits individuals who are not in possession of material, non-public information at the time the plan is adopted to establish pre-arranged plans to buy or sell company stock.
Transactions under these trading plans will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission, to the extent required by law.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

99.01	Press release issued on August 22, 2017, reporting financial results for the quarter and year ended July 31, 2017 and announcing the cash dividend.*

99.02	Press release issued on August 22, 2017, reporting the January 31, 2018 stepping down of R. Neil Williams as chief financial officer and the appointment of Michelle Clatterbuck as his successor.*

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2017	INTUIT INC.

	By:	/s/ R. Neil Williams
R. Neil Williams
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.01	Press release issued on August 22, 2017, reporting financial results for the quarter and year ended July 31, 2017 and announcing the cash dividend.*

99.02	Press release issued on August 22, 2017, reporting the January 31, 2018 stepping down of R. Neil Williams as chief financial officer and the appointment of Michelle Clatterbuck as his successor.*

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.